UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2022

COLUMBIA CARE INC.

(Exact Name of Registrant as specified in its charter)

British Columbia	000-56248	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Fifth Ave., 24th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 634-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on March 23, 2022, Columbia Care Inc., a British Columbia corporation (“Columbia Care”), and Cresco Labs Inc., a British Columbia corporation (“Cresco Labs”), announced the execution of an Arrangement Agreement (the “Arrangement Agreement”), by and between Columbia Care and Cresco Labs. On June 15, 2022, Columbia Care issued a press release regarding the special meeting of shareholders to be held on July 8, 2022, which is furnished hereto as exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01, including Exhibit 99.1, is being furnished pursuant to Item 8.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information and Where to Find It

In connection with the proposed transaction, Columbia Care filed a management information circular and proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Columbia Care and Cresco Labs will file other relevant materials in connection with the proposed transaction with applicable securities regulatory authorities. Investors and security holders of Columbia Care are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents) when such document becomes available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Columbia Care management information circular and proxy statement will be mailed to Columbia Care shareholders, as well as be accessible on the EDGAR and SEDAR profile of Columbia Care.

Investors and security holders of Columbia Care will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Columbia Care and the proposed transaction, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov) or from Columbia Care by going to Columbia Care’s Investor Relations page on its website at https://ir.col-care.com/.

Participants in the Solicitation

Columbia Care and certain of its respective directors, executive officers and employees may be deemed to be participants in the solicitation of Columbia Care proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Columbia Care shareholders in connection with the proposed transaction will be set forth in the Columbia Care management information circular and proxy statement for the proposed transaction when available. Other information regarding the participants in the Columbia Care proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Columbia Care as described in the preceding paragraph.

Forward Looking Statements

This Form 8-K contains “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to each party’s expectations of business, operations, financial performance, prospects, and other plans, intentions, estimates, and beliefs and include statements regarding Cresco Labs and Columbia Care’s expected financial performance, the combined operations and prospects of Cresco Labs and Columbia Care, the current and projected market and growth opportunities for the combined company, and the timing and completion of the transaction, including all the required conditions thereto. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Cresco Labs and Columbia Care’s current expectations about future events and financial trends that they believe might affect their financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by each party in light of the experience and perception of historical trends, current conditions and expected future developments and other factors each party believes are appropriate. Forward looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements to be materially different from future events, results, performance, and achievements expressed or implied by forward looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in Cresco Labs Annual Report on Form 40-F for the year ended December 31, 2021, filed with the with the SEC on EDGAR, Columbia Care’s Form 10 dated May 9, 2022, filed with the with the SEC on EDGAR, Columbia Care’s management information circular and proxy statement on Schedule 14A, filed with the SEC on EDGAR and other documents filed by Cresco Labs and Columbia Care with Canadian and U.S. securities regulatory authorities on SEDAR and EDGAR, respectively. Although Cresco Labs and Columbia Care believe that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, Cresco Labs and Columbia Care assume no obligation and disclaim any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 15, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA CARE INC.

By:	/s/ Nicholas Vita
Name:	Nicholas Vita
Title:	Chief Executive Officer

Date: June 15, 2022

Exhibit 99.1

Columbia Care Announces Date of Special Meeting of Shareholders and

Receipt of Interim Order

NEW YORK, N.Y., June 15, 2022 – Columbia Care Inc. (NEO: CCHW) (CSE: CCHW) (OTCQX: CCHWF) (FSE: 3LP) (“Columbia Care” or the “Company”), one of the largest and most experienced cultivators, manufacturers and providers of cannabis products in the U.S., announced today that its special meeting of shareholders to vote on a proposed business combination of Columbia Care and Cresco Labs Inc. (“Cresco”) will be held on July 8, 2022 at 10:00 AM EST.

The record date for the special meeting of shareholders was May 10, 2022. Proxy materials, including the management information circular (the “Circular”), will be made available in Columbia Care’s public filings on both SEDAR (www.sedar.com) and with the U.S. Securities and Exchange Commission (the “SEC”) on EDGAR (www.sec.gov). Columbia Care shareholders that have any questions or need assistance in voting their shares should contact the Company’s proxy solicitation agent, Morrow Sodali, at 1-888-999-2785 toll free in North America, or call collect outside North America at 1-289-695-3075 or by email at assistance@morrowsodali.com.

At the meeting, Columbia Care shareholders will be asked to consider and vote upon the following proposals:

a)

to consider pursuant to an amended interim order of the Supreme Court of British Columbia granted on June 6, 2022 (the “Interim Order”) and, if thought advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Appendix B to Circular, to approve a plan of arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia), whereby, among other things, Cresco will acquire all of the issued and outstanding common shares and proportionate voting shares of the Company in accordance with the terms of an arrangement agreement dated March 23, 2022 (the “Arrangement Agreement”) between Columbia Care and Cresco, all as more particularly described in the Circular, including in the section entitled “The Arrangement” beginning on page 32 of the Circular; and

b)	to transact such other business as may properly be brought before the meeting or any adjournment thereof.

The proposed Arrangement Agreement has been unanimously approved by Columbia Care’s Board of Directors and by a special committee of independent directors of Columbia Care, which was appointed by the Columbia Care Board of Directors. The Columbia Care Board of Directors unanimously recommends that shareholders vote FOR the Arrangement.

Investors are strongly encouraged to read the proxy materials that were filed with the SEC on June 15, 2022 and when filed on SEDAR before authorizing a proxy to vote, including the section in the Circular entitled “Risk Factors”.

About Columbia Care

Columbia Care is one of the largest and most experienced cultivators, manufacturers and providers of cannabis products and related services, with licenses in 18 U.S. jurisdictions and the EU. Columbia Care operates 131 facilities including 99 dispensaries and 32 cultivation and manufacturing facilities, including those under development. Columbia Care is one of the original multi-state providers of medical cannabis in the U.S. and now delivers industry-leading products and services to both the medical and adult-use markets. In 2021, the Company launched Cannabist, its new retail brand, creating a national dispensary network that leverages proprietary technology platforms. The Company offers products spanning flower, edibles, oils and tablets, and manufactures popular brands including Seed & Strain, Triple Seven, gLeaf, Classix, Press, Amber and Platinum Label CBD. For more information on Columbia Care, please visit www.col-care.com.

Additional Information and Where to Find It

In connection with the proposed transaction, Columbia Care will file the Circular containing important information about the proposed transaction and related matters. Additionally, Columbia Care and Cresco will file other relevant materials in connection with the proposed transaction with applicable securities regulatory authorities. Investors and security holders of Columbia Care are urged to carefully read the entire Circular (including any amendments or supplements to such documents when such documents become available) before making any voting decision with respect to the proposed transaction, as it contains important information about the proposed transaction and the parties to the transaction. The Circular will be mailed to Columbia Care shareholders and will be accessible via EDGAR and SEDAR.

Investors and security holders of Columbia Care may obtain a free copy of the Circular, as well as other relevant filings containing information about Columbia Care and the proposed transaction, without charge, at the SEC’s website (www.sec.gov) or from Columbia Care by going to Columbia Care’s Investor Relations page on its website, under Events, at https://investors.columbia.care/.

Participants in the Solicitation

Columbia Care and certain of its respective directors, executive officers and employees may be deemed to be participants in the solicitation of Columbia Care proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Columbia Care shareholders in connection with the proposed transaction are set forth in the Circular for the proposed transaction. Other information regarding the participants in the Columbia Care proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, are also contained in the Circular and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Columbia Care as described in the preceding paragraph.

Caution Concerning Forward Looking Statements

This press release contains “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements or information, which although considered reasonable by the Company, may prove to be incorrect and are subject to known and unknown risks and uncertainties that may cause actual results, performance or achievements of the Company to be materially different from those expressed or implied by any forward-looking information. These risks, uncertainties and other factors include, among others, favorable operating and economic conditions; obtaining and maintaining all required licenses and permits; favorable production levels and sustainable costs from the Company’s operations; and the level of demand for cannabis products, including the Company’s products sold by third parties. In addition, securityholders should review the risk factors discussed under “Risk Factors” in the Circular and “Risk Factors” in Columbia Care’s Form 10 dated May 9, 2022, filed with the applicable securities regulatory authorities and described from time to time in documents filed by the Company with Canadian and U.S. securities regulatory authorities.

Investor Contact

Lee Ann Evans

SVP, Capital Markets

ir@col-care.com

Media Contact

Lindsay Wilson

VP, Communications

+1.978.662.2038

media@col-care.com